Exhibit 10.1

ASSIGNMENT OF CONTRACTS

This ASSIGNMENT OF CONTRACTS (this “Assignment”), dated as of July 29, 2021, is entered into by and between (i) CGP2 Lone Star, LP (the “Assignor”), and (ii) Catterton Growth Partners II, L.P., Catterton Growth Partners II Offshore, L.P., L Catterton Growth Partners III, L.P. and L Catterton Growth Partners Offshore III, L.P. (the entities set forth in this clause (ii), collectively, the “Assignees”).

W I T N E S S E T H:

WHEREAS, Assignor desires to assign all of its right, title and interest in, to and under each of the contracts set forth on Exhibit A to the Assignees pursuant to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

1.Assignment of Contracts. The Assignor hereby assigns, sets over and transfers to each Assignee, its successors and assigns, such Assignee’s applicable Pro Rata Portion of the Assignor’s right, title and interest from and after the date hereof in, to and under each of the contracts set forth on Exhibit A attached hereto. Each Assignee hereby accepts the foregoing assignment of such Pro Rata Portion of each such contract and assumes all of the Assignor’s obligations with respect to such Pro Rata Portion. For purposes of this Assignment, “Pro Rata Portion” shall mean, with respect to any Assignee, a fraction, (i) numerator of which is the aggregate indirect equity interest held by such Assignee in Vroom, Inc. and (ii) the denominator of which is the sum of all aggregate indirect equity interests held by all Assignees in Vroom, Inc.

2.Limitation on Liability. This assignment is made without any covenant, warranty or representation by, or recourse against, the Assignor.

3.Miscellaneous. This Assignment and the obligations of the parties hereunder shall be binding upon and inure to the benefit of the parties hereto, their respective legal representatives, successors and assigns, shall be governed by and construed in accordance with the laws of the State of Delaware (without regard to conflicts of laws principles), and may not be modified or amended in any manner other than by a written agreement signed by each of the parties hereto.

4.Severability. If any term or provision of this Assignment or the application thereof to any persons or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Assignment or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each term and provision of this Assignment shall be valid and enforced to the fullest extent permitted by law.

5.Counterparts. This Assignment may be executed in counterparts, each of which shall be an original and all of which counterparts taken together shall constitute one and the same agreement.

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Exhibit 10.1

IN WITNESS WHEREOF, the undersigned have executed this Assignment to be effective as of the date first set forth above.

ASSIGNOR:

CGP2 Lone Star, LP

By: CGP2 Managers, L.L.C. Its: General Partner

By: /s/ Scott Dahnke

Name: Scott Dahnke

Title: Authorized Signatory

Exhibit 10.1

ASSIGNEES:

Catterton Growth Partners II, L.P.

By: Catterton Growth Managing Partner II, L.L.C. Its: General Partner

By: CGP2 Managers, L.L.C. Its: Managing Member

By: /s/ Dan Reid

Name: Dan Reid

Title: Authorized Signatory

Catterton Growth Partners II Offshore, L.P.

By: Catterton Growth Managing Partner II, L.L.C. Its: General Partner

By: CGP2 Managers, L.L.C. Its: Managing Member

By: /s/ Dan Reid

Name: Dan Reid

Title: Authorized Signatory

L Catterton Growth Partners III, L.P.

By: Catterton Growth Managing Partner III, L.L.C. Its: General Partner

By: CGP3 Managers, L.L.C. Its: Managing Member

By: /s/ Dan Reid

Name: Dan Reid

Title: Authorized Signatory

Exhibit 10.1

L Catterton Growth Partners Offshore III, L.P.

By: Catterton Growth Managing Partner III, L.L.C. Its: General Partner

By: CGP3 Managers, L.L.C. Its: Managing Member

By: /s/ Dan Reid

Name: Dan Reid

Title: Authorized Signatory

Exhibit 10.1

ACKNOWLEDGED AND AGREED TO BY:

DIRECTOR:

/s/ Scott Dahnke

Name: Scott Dahnke

Exhibit 10.1

ACKNOWLEDGED AND AGREED TO BY:

DIRECTOR:

/s/ Michael Farello

Name: Michael Farello

Exhibit 10.1

EXHIBIT A ASSIGNED CONTRACTS

Nominee and Indemnity Agreement, dated as of September 1, 2020, by and between Catterton Management Company, L.L.C., CGP2 Lone Star, LP, Vroom, Inc. and Scott Dahnke.

Nominee and Indemnity Agreement, dated as of September 1, 2020, by and between Catterton Management Company, L.L.C., CGP2 Lone Star, LP, Vroom, Inc. and Michael Farello.